UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

GameSquare Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39389	99-1946435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 464-6400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2026, GameSquare Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GameSquare Merger Sub 3, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 3”).

At the Company’s 2026 Annual Meeting of Stockholders held on June 18, 2026 (the “Annual Meeting”), the Company’s stockholders approved and adopted the Merger Agreement and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation.

Also on June 18, 2026 (the “Effective Time”), upon the satisfaction or waiver of the remaining closing conditions under the Merger Agreement, the Company completed the Merger.

At and after the Effective Time of the Merger, each share of the Company’s common stock issued and outstanding immediately before the Effective Time remains an issued and outstanding share of common stock of the Company. Each share of common stock of Merger Sub 3 issued and outstanding immediately before the Effective Time of the Merger is automatically cancelled and retired for no consideration and ceases to exist.

Also at the Effective Time of the Merger, each outstanding share of Series A-1 Preferred Stock, including any fraction of a share, held by stockholders automatically converted into 1,000 fully paid and non-assessable shares of common stock of the Company, including any fraction of a share, pursuant to the terms of the Certificate of Designation of Series A-1 Convertible Preferred Stock. Each outstanding share of Series A-2 Preferred Stock, including any fraction of a share, held by stockholders automatically converted into one fully paid and non-assessable share of common stock of the Company, including any fraction of a share, pursuant to the terms of the Certificate of Designation of Series A-2 Convertible Preferred Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, the certificate of incorporation of the Company was amended and restated to read in its entirety as set forth in the First Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference (the “First Amended and Restated Certificate of Incorporation”). The Company’s bylaws will remain the bylaws of the surviving corporation.

The First Amended and Restated Certificate of Incorporation amends and restates the Company’s prior certificate of incorporation to, among other things: (i) eliminate the supermajority voting requirements for amendments to specified charter provisions; (ii) increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 500,000,000 shares; (iii) declassify the board of directors beginning with the 2027 Annual Meeting of Stockholders; (iv) change the removal standard for directors elected after the board of directors is declassified, such that directors may be removed with or without cause; and (v) make other governance-related, non-material changes.

The foregoing description of the First Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2026, the Company held the Annual Meeting. The following is a brief description of the matters voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

As of the close of business on April 23, 2026, the record date for the Annual Meeting, there were 93,470,215 shares of common stock outstanding and entitled to vote at the Annual Meeting, and the holders of our Series A-2 Preferred Stock have voting power equivalent to 19,300,000 shares of common stock. A total of 68,844,853 votes were represented in person or by proxy at the Annual Meeting, representing approximately 61.05% of the votes outstanding and entitled to vote at the Annual Meeting.

Only the two Class II director nominees were up for reelection and both were elected at the Annual Meeting. Each of the remaining matters submitted to a vote of the Company’s stockholders received the requisite votes for approval. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 27, 2026, as supplemented from time to time (the “Proxy Statement”), which is incorporated herein by reference.

For additional information on these proposals, please see the Proxy Statement. The final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are set forth below:

Proposal 1 – Election of Class II Members to Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Justin Kenna	57,745,275	580,414	2,612,952

Stuart Porter	57,986,037	310,140	2,612,952

Proposal 2 – Ratification of the appointment of Kreston GTA as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2026

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,478,785	1,355,712	1,009,090	1

Proposal 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,567,323	5,069,123	594,190	2,612,952

Proposal 4 – Approval of a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,160,608	5,738,056	331,972	2,612,952

Item 7.01 Regulation FD Disclosure.

On June 22, 2026, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 18, 2026, by and between GameSquare Holdings, Inc. and GameSquare Merger Sub 3, Inc.
3.1	First Amended and Restated Certificate of Incorporation of GameSquare Holdings, Inc., effective June 18, 2026.
99.1	Press Release of the Company, dated June 22, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2026

GAMESQUARE HOLDINGS, INC.
(Registrant)

By:	/s/ Justin Kenna
Name:	Justin Kenna
Title:	Chief Executive Officer, President and Director